CARDTRONICS

CARDTRONICS TO REDOMICILE IN UNITED KINGDOM

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Cardtronics' Board of Directors has unanimously approved a plan to change Cardtronics' parent company's location of incorporation from Delaware to the United Kingdom, subject to stockholder approval. This redomicile is intended to better align Cardtronics' corporate structure with its current and future business activities.

Cardtronics already has a substantial business presence in the U.K., including approximately 60 percent of its global workforce. In addition, the fastest-growing part of Cardtronics' business is today in the U.K. and Continental Europe.

Cardtronics' North American headquarters will remain in Houston, Texas and its European headquarters will be in London.

Stockholders will have the opportunity to vote on the proposed plan at a special meeting expected to be held on June 28, 2016. This special stockholder meeting is in addition to the regular annual stockholder meeting scheduled for June 2, 2016. Cardtronics plans to complete the redomicile early in the third quarter, subject to stockholder approval.

Upon stockholder approval and satisfaction of all closing considerations, Cardtronics plc will become the publicly traded corporate parent of the Cardtronics group of companies, and will be listed and traded on the NASDAQ Stock Market under the ticker symbol "CATM." Cardtronics will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission and applicable corporate governance rules of NASDAQ, and will continue to report its consolidated financial results in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles.

Contact:

Investor Relations
Phillip Chin
EVP – Corporate Development & Investor Relations
832-308-4975
ir@cardtronics.com

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Proxy

Important Additional Information Regarding the Merger Filed with the SEC

Cardtronics Group Limited ("Cardtronics plc") has filed with the U.S. Securities and Exchange Commission ("SEC") a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed merger and related merger agreement, and each of Cardtronics, Inc. and Cardtronics plc may be filing other relevant materials with the SEC in connection with the transaction. Cardtronics, Inc. urges its stockholders — including participants in its equity based incentive plans — and investors to read carefully the proxy statement/prospectus (and any other document that Cardtronics, Inc. or Cardtronics plc subsequently files with the SEC) before making any voting or investment decision about the proposed merger agreement because they contain important information about Cardtronics, Inc., Cardtronics plc and the proposed merger agreement. Stockholders and investors may obtain these documents, as well as other filings containing information about Cardtronics, Inc. and Cardtronics plc, for free at the SEC's website, www.sec.gov, or at Cardtronics, Inc.'s website, www.cardtronics.com — under "Investor Relations." Stockholders may also obtain a copy of these documents free of charge by contacting Cardtronics, Inc.'s Investor Relations Department in writing at 3250 Briarpark Drive, Suite 400, Houston, Texas 77042 or by telephone at (832) 308-4975.

Participants in Solicitation

Cardtronics, Inc., Cardtronics plc and their directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders with respect to the matters to be voted upon at the annual meeting. Information about the directors and executive officers of Cardtronics, Inc. and their ownership in Cardtronics, Inc. is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Stockholders can obtain free copies of the documents by accessing the SEC's and Cardtronics, Inc.'s website as described above.

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CONSOLIDATED EUROPE 4,991 Cardtronics ATMs in the ,098 U.K. have grown more 275% than 275% over the last three years 2013 014 ATM GROWTH IN THE U.K. Important Additional Information Regarding the Merger Filed with the SEC: Cardtronics plc has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed Merger, and each of the Company and Cardtronics plc may be filing other relevant materials with the SEC in connection with the transaction. The Company urges its stockholders—including participants in its equity based incentive plans—and investors to read carefully the proxy statement/prospectus (and any other document that the Company or Cardtronics plc subsequently files with the SEC) before making any voting or investment decision about the proposed Merger Agreement because they contain important information about the Company, Cardtronics plc and the proposed Merger Agreement. Stockholders and investors may obtain these documents, as well as other filings containing information about the Company and Cardtronics plc, for free at the SEC’s website, www.sec.gov or at the Company’s website, www.cardtronics.com—under “Investor Relations.” Stockholders may also obtain a copy of these documents free of charge by contacting the Company’s Investor Relations Department in writing at 3250 Briarpark Drive, Suite 400, Houston, Texas 77042 or by telephone at (832) 308-4975. Participants in Solicitation: The Company, Cardtronics plc and their directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders with respect to the matters to be voted upon at the annual meeting. Information about the directors and executive officers of the Company and their ownership in the Company is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Stockholders can obtain free copies of the documents by accessing the SEC’s and the Company’s website as described above. LOCATESENABLES FORTIFIES Cardtronics in the U.K., the leading Cardtronics to more effectively compete Cardtronics’ status as the leading global financial center and Europe’s for acquisitions on a global scale global ATM owner/operator transaction hub POSITIONSELEVATES Cardtronics to more efficiently fund its Cardtronics’ visibility among U.K. and ongoing international expansionother European institutional investors 1 12 7,4 50 3,9 99 20 12 2 20 15 U.K. and Europe are Cardtronics’ fastest growing regions for revenue growth 20142015 TOTAL REVENUE GROWTH 64% 29% 20% 14% 60% Approximately 60% of Cardtronics’ global workforce is based in the U.K. REDOMICILE re•dom•i•cile v. Transferring a company’s place of incorporation from one jurisdiction to another. CARDTRONICS’ REDOMICILE IN THE U.K. SUPPORTS ITS GLOBAL GROWTH STRATEGY

Information About the Cardtronics Plan to Redomicile Frequently Asked Questions 1. What is being announced? Cardtronics, Inc. (“Cardtronics”) is announcing a plan to redomicile that will, subject to stockholder approval, change our parent company’s location of incorporation from Delaware to the U.K. We believe that redomiciling in the U.K. will better align our corporate and legal structure with our substantial U.K. presence and enhance our global growth strategy, as well as provide the other benefits discussed in the proxy statement/prospectus. 2. Why is this called a “redomicile?” A redomicile is the change of incorporation of the parent holding company from one jurisdiction to another. In our case, we are changing the incorporation of Cardtronics’ parent company from Delaware to the U.K. The new parent company is a newly formed English public limited company that will be named “Cardtronics plc.” 3. What is the strategic rationale for the redomicile? We believe redomiciling Cardtronics in the U.K., a leading global financial center, Europe’s transaction hub and a location where we have substantial operations and growth opportunities, better aligns our corporate and legal structure with our substantial U.K. presence and supports our global growth strategy. We believe that redomiciling in the U.K. will:   Fortify our status as the leading global ATM owner/operator; Enable us to more effectively compete for acquisitions on a global scale, which has been a key component of our growth strategy; Elevate our visibility among potential U.K. and other European institutional investors; and Position us to allow future earnings and cash flows to more efficiently fund our ongoing international expansion.   4. Why is Cardtronics making this change now? The fastest-growing part of our business today is in the U.K. and continental Europe, and approximately 60% of our employees are already located in the U.K. We believe that redomiciling in the U.K. will better align our corporate and legal structure with our substantial U.K. presence and enhance our global growth strategy. 5. How will this impact Cardtronics U.S. operations and employees? Cardtronics remains fully committed to our customers and employees in the U.S. and we anticipate that the redomicile will not impact them. While growth outside the U.S. has recently been, and we expect will continue to be, more prominent as we actively grow our global footprint, we have every intention of continuing to drive growth in our U.S. business. 6. Will Cardtronics continue to be NASDAQ listed? Will Cardtronics be listing on the London Stock Exchange? We expect there will be no change to our stock listing venue. Upon stockholder approval, Cardtronics plc will become the publicly traded corporate parent of the Cardtronics group of companies, and we expect its shares will be listed and traded on NASDAQ under the same symbol “CATM.” We currently do not plan to list shares on any other exchange. The Company will remain subject to the reporting requirements of the U.S. Securities and Exchange Commission (“SEC”) and applicable corporate governance rules of NASDAQ, and will continue to report its consolidated financial results in U.S. dollars and in accordance with the U.S. Generally Accepted Accounting Principles. Important Additional Information Regarding the Merger Filed with the SEC Cardtronics Group Limited (“Cardtronics plc”) has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed merger and related merger agreement, and each of Cardtronics, Inc. and Cardtronics plc may be filing other relevant materials with the SEC in connection with the transaction. Cardtronics, Inc. urges its stockholders — including participants in its equity based incentive plans — and investors to read carefully the proxy statement/prospectus (and any other document that Cardtronics, Inc. or Cardtronics plc subsequently files with the SEC) before making any voting or investment decision about the proposed merger agreement because they contain important information about Cardtronics, Inc., Cardtronics plc and the proposed merger agreement. Stockholders and investors may obtain these documents, as well as other filings containing information about Cardtronics, Inc. and Cardtronics plc, for free at the SEC’s website, www.sec.gov, or at Cardtronics, Inc.’s website, www.cardtronics.com — under “Investor Relations.” Stockholders may also obtain a copy of these documents free of charge by contacting Cardtronics, Inc.’s Investor Relations Department in writing at 3250 Briarpark Drive, Suite 400, Houston, Texas 77042 or by telephone at (832) 308-4975. Participants in Solicitation Cardtronics, Inc., Cardtronics plc and their directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders with respect to the matters to be voted upon at the annual meeting. Information about the directors and executive officers of Cardtronics, Inc. and their ownership in Cardtronics, Inc. is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Stockholders can obtain free copies of the documents by accessing the SEC’s and Cardtronics, Inc.’s website as described above.